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Exhibit 10.1

                          FIRST SUPPLEMENTAL INDENTURE

                                       to

                     INDENTURE, DATED AS OF OCTOBER 5, 1995


     This FIRST SUPPLEMENTAL INDENTURE (this "Supplemental Indenture"), is entered into as of January 15, 1998, by and among Staples, Inc., a Delaware corporation (the "Company"), Staples Contract & Commercial, Inc., a Delaware corporation, Staples the Office Superstore, Inc., a Delaware corporation, and Staples the Office Superstore East, Inc., a Delaware corporation (each, a "Subsidiary Guarantor" and collectively, the "Subsidiary Guarantors"), and Marine Midland Bank, a New York banking corporation and trust company, as trustee under the Indenture referred to below (the "Trustee").

                              W I T N E S S E T H:
                              --------------------

     WHEREAS, the Company has issued $300,000,000 principal amount of its 4 1/2% Convertible Subordinated Debentures due October 1, 2000 (the "Securities") pursuant to an indenture, dated as of October 5, 1995 (the "Indenture"), between the Company and the Trustee;

     WHEREAS, each of the Subsidiary Guarantors is a direct or indirect wholly owned subsidiary of the Company;

     WHEREAS, the Company desires to make certain additional capital contributions to the Subsidiary Guarantors, including the transfer to such Subsidiary



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Guarantors of assets, cash or equity securities in other Subsidiaries (or any combination of the foregoing) (collectively, the "Contributions");

     WHEREAS, each Subsidiary Guarantor has agreed to accept such Contributions subject to its providing a guarantee of the Company's payment obligations under the Indenture as set forth herein;

     WHEREAS, Section 8.1(6) of the Indenture contemplates the execution of supplemental indentures without the consent of any Holders of Securities for the purposes stated therein;

     WHEREAS, the Company desires and has requested the Trustee, in a Company Request, to join in the execution and delivery of this Supplemental Indenture for the purpose of supplementing the Indenture in certain respects as set forth in this Supplemental Indenture;

     WHEREAS, such Company Request was accompanied by a Board Resolution authorizing the execution of this Supplemental Indenture and by an Opinion of Counsel as required by the Indenture;

     WHEREAS, pursuant to Section 8.1 of the Indenture, upon receipt of the documents set forth in the preceding recitals, the Trustee shall join in the execution of a supplemental indenture without the consent of the Holders for the purposes set forth in the preceding recitals; and

     WHEREAS, all things necessary to make this Supplemental Indenture a valid supplement to the Indenture have been done.


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     NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Subsidiary Guarantors and the Trustee mutually covenant and agree for the equal and proportionate benefit of the respective Holders from time to time of Securities as follows:

     1. CAPITALIZED TERMS. Capitalized terms used herein but not otherwise defined shall have the meanings assigned to them in the Indenture.

     2. AGREEMENT TO GUARANTEE. Each Subsidiary Guarantor hereby absolutely and unconditionally guarantees, jointly and severally with each other Subsidiary Guarantor, to each Holder of a Security authenticated and delivered by the Trustee pursuant to the Indenture and to the Trustee and its successors and assigns, regardless of the validity and enforceability of the Indenture, the Securities and the obligations of the Company under the Indenture and the Securities, that:

          (i) the principal of, premium, if any, and interest (including Additional Amounts and Bearer Additional Amounts, if any, payable pursuant to Section 10.4 of the Indenture) on the Securities and coupons, as applicable, will be promptly paid in full when due, whether at maturity, by acceleration, redemption or otherwise, and interest on the overdue principal of, premium, if any, and interest on the Securities, to the extent lawful, and all other payment obligations of the Company to the Holders or the


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               Trustee thereunder will be promptly paid in full, all in
               accordance with the terms thereof; and

          (ii) in case of any extension of time for payment or renewal of any Securities, that the same will be promptly paid in full when due in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise (the matters being guaranteed pursuant to this Supplemental Indenture are referred to herein as the "Obligations").

Notwithstanding the foregoing, in the event that this guarantee would constitute or result in a violation of any applicable fraudulent conveyance or similar law of any relevant jurisdiction, the liability of each Subsidiary Guarantor under this Supplemental Indenture and its guarantee shall be reduced to the maximum amount permissible under such fraudulent conveyance or similar law.

     3.   AGREEMENTS AND OBLIGATIONS OF SUBSIDIARY GUARANTORS.

          (a) If the Company shall default in the due and punctual payment of any obligation under the Indenture including under the Securities, without the necessity of action by the Trustee or any Holder of Securities, the Subsidiary Guarantor will promptly and fully make such payments in the same manner as required to have been made by the Company.



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          (b)  To the extent permitted by law, the Obligations of each
Subsidiary Guarantor hereunder shall be continuing, absolute and unconditional, and shall not be impaired, modified, released or limited by any occurrence or condition whatsoever, including, without limitation, (i) any compromise, settlement, release, waiver, renewal, extension, indulgence or modification of, or any change in, any of the obligations and liabilities of the Company contained in the Securities or in the Indenture or of any other Subsidiary Guarantor contained in this Supplemental Indenture, (ii) any impairment, modification, release or limitation of the liability of the Company or of any other Subsidiary Guarantor in bankruptcy, or any remedy for the enforcement thereof, resulting from the operation of any present or future provision of any applicable federal or state bankruptcy, insolvency, reorganization or other similar laws or from the decision of any court, (iii) the assertion or exercise by the Company, any other Subsidiary Guarantor, or the Trustee of any rights or remedies under the Securities, the Indenture or this Supplemental Indenture or their delay in or failure to assert or exercise any such rights or remedies,
(iv) the voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all of the assets, marshaling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of, or other similar proceeding affecting, the Company or any other Subsidiary Guarantor or any of their assets, or the disaffirmance of this Supplemental Indenture or the Securities or the Indenture in any such proceeding, (v) the release or discharge of the Company or any other Subsidiary Guarantor from the performance or observance of any agreement, covenant, term



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or condition contained in any of such instruments by operation of law, (vi) the unenforceability of the Securities, the Indenture or this Supplemental Indenture, or (vii) any other circumstance which might otherwise constitute a legal or equitable discharge of a surety or guarantor.

          (c) Each Subsidiary Guarantor hereby (i) waives diligence, presentment, demand for payment, filing of claims with a court in the event of the merger or bankruptcy of the Company, any right to require a proceeding first against the Company or to realize on any collateral, protest, notice and all demands whatsoever with respect to the payment obligations of the Company under the Indenture, (ii) agrees that its Obligations hereunder constitute a guarantee of payment and not of collection and are not in any way conditional or contingent upon any attempt to collect from or enforce against the Company or upon any other condition or contingency, (iii) acknowledges that any agreement, instrument or document evidencing the obligations of the Company under the Indenture may be transferred and that the benefit of its Obligations hereunder shall extend to each holder of any agreement, instrument or document evidencing such Obligations without notice to them and (iv) covenants that its guarantee will not be discharged except by complete performance of its Obligations hereunder.

          (d) Each Subsidiary Guarantor further agrees that if at any time all or any part of any payment theretofore applied by any person to any Obligation is, or must be, rescinded or returned for any reason whatsoever, including, without limitation, the insolvency, bankruptcy or reorganization of the Company or any other Subsidiary Guarantor, such Obligation shall for the purposes of the guarantee, to the extent that such payment is or must



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be rescinded or returned, be deemed to have continued in existence notwithstanding such application, and the guarantee made pursuant to this Supplemental Indenture shall continue to be effective or be reinstated, as the case may be, as to such Obligation as though such application had not been made.

          (e) Each Subsidiary Guarantor shall, to the extent of any payment made by it pursuant to this Supplemental Indenture, be subrogated to all rights of the Trustee and the Holders of the Securities as to all payments and damages payable by the Company with respect to which payments have been made by such Subsidiary Guarantors, but, so long as any Obligation remains outstanding, such right of subrogation on the part of such Subsidiary Guarantor shall be subject to the payment in full or discharge of all such Obligations.

          (f) Each of the Subsidiary Guarantors shall have the right to seek contribution from any other non-paying Subsidiary Guarantor so long as the exercise of such right does not impair the rights of the Holders or the Trustee under the guarantees made pursuant to this Supplemental Indenture.

     4.   CONVEYANCE, TRANSFER OR LEASE BY SUBSIDIARY GUARANTORS.

     (a) Nothing contained in the Indenture, this Supplemental Indenture or in the Securities shall prevent any conveyance, transfer or lease of the properties and assets of any Subsidiary Guarantor (whether or not as an entirety) to the Company or any other Subsidiary Guarantor, or any other wholly owned Subsidiary of the Company that guarantees the Obligations, which guarantee is evidenced by the execution of a supplemental indenture



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substantially in the form of this Supplemental Indenture and has the same effect as if such wholly owned Subsidiary were a Subsidiary Guarantor hereunder.

          (b) Except as set forth below, nothing contained in the Indenture, this Supplemental Indenture or in the Securities shall prevent any conveyance, transfer or lease of the properties and assets of any Subsidiary Guarantor (whether or not as an entirety) to any Person other than the Company or any other Subsidiary Guarantor. If in one transaction or a series of related transactions the Company or one or more Subsidiary Guarantors conveys, transfers or leases properties or assets, including the stock of one or more Subsidiary Guarantors, which if owned by the Company, would constitute all or substantially all of the properties and assets of the Company and its Subsidiaries (determined on a consolidated basis), such conveyance, transfer or lease shall be deemed to be a conveyance, transfer or lease by the Company of its properties and assets substantially as an entirety for purposes of Section 7.1 of the Indenture.

     5. RELEASE FOLLOWING SALE OF VOTING STOCK. If and when all of the issued and outstanding shares of voting stock of a Subsidiary Guarantor are sold, directly or indirectly, by the Company or another wholly owned Subsidiary of the Company to any Person (other than the Company or another wholly owned Subsidiary of the Company that has guaranteed the Obligations in a manner consistent with the guarantee provided by this Supplemental Indenture), the guarantee of such Subsidiary Guarantor shall be released and discharged in full; provided that if any such sale when taken together with any other related sale, conveyance, transfer or lease of assets of the Company that shall together constitute a



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conveyance, transfer or lease of all or substantially all of the properties and assets of the Company and its Subsidiaries (determined on a consolidated basis), such sale of the voting stock of such Subsidiary Guarantor shall be deemed to be a conveyance, transfer or lease by the Company of its properties and assets substantially as an entirety for purposes of Section 7.1 of the Indenture.

     6. SUBORDINATION. The Obligations of each Subsidiary Guarantor hereunder shall be subordinated, on the same basis and to the same extent as provided in ARTICLE THIRTEEN of the Indenture, to any guarantee granted by such Subsidiary Guarantor in respect of Senior Indebtedness of the Company and to any indebtedness of such Subsidiary Guarantor which is of the type contemplated by the definition of Senior Indebtedness.

     7.   MISCELLANEOUS.

          (a) GOVERNING LAW. This Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York.

          (b) COUNTERPARTS. This Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

          (c) EFFECT OF HEADINGS. The section headings herein are for convenience only and shall not affect the construction hereof.

          (d) EFFECTIVE DATE. This Supplemental Indenture shall be effective as of February 1, 1998.



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          (e)  RECITALS. The recitals contained herein shall be the statements of the Company and the Trustee assumes no responsibility for their correctness.

          (f) INTERPRETATION. Except as expressly supplemented as provided in this Supplemental Indenture, the Indenture shall remain in full force and effect. All the terms and conditions of this Supplemental Indenture shall be deemed to be part of the terms and conditions of the Indenture for any and all purposes.

     IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and attested, all as of the date first above written.

[CORPORATE SEAL]                            STAPLES, INC.


Attest:                                     By:
       ---------------------------              --------------------------------
Name:                                           Name:  John J. Mahoney
                                                Title: Chief Financial Officer


[CORPORATE SEAL]                            STAPLES CONTRACT &
                                            COMMERCIAL, INC.

Attest:                                     By:
       ---------------------------              --------------------------------
Name:                                           Name:  Patrick Hickey
                                                Title: Treasurer


[CORPORATE SEAL]                            STAPLES THE OFFICE
                                            SUPERSTORE, INC.

Attest:                                     By:
       ---------------------------              --------------------------------
Name:                                           Name:  Patrick Hickey
                                                Title: Treasurer




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[CORPORATE SEAL]                            STAPLES THE OFFICE
                                            SUPERSTORE EAST, INC.

Attest:                                     By:
       ---------------------------              --------------------------------
Name:                                           Name:  Patrick Hickey
                                                Title: Treasurer


[CORPORATE SEAL]                            MARINE MIDLAND BANK, as Trustee

Attest:                                     By:
       ---------------------------              --------------------------------
Name:                                           Name:
                                                Title:



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COMMONWEALTH OF MASSACHUSETTS               )
                                            : ss.:
COUNTY OF WORCESTER                         )


               On the ____ day of __________, 1998, before me personally came John J. Mahoney, to me known, who, being by me duly sworn, did depose and say that he is Chief Financial Officer of Staples, Inc., one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.


                                        ------------------------------------
                                        Notary Public




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COMMONWEALTH OF MASSACHUSETTS               )
                                            : ss.:
COUNTY OF WORCESTER                         )


               On the ______ day of __________, 1998, before me personally came Patrick Hickey, to me known, who, being by me duly sworn, did depose and say that he is Treasurer of Staples Contract & Commercial, Inc., one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.


                                        ------------------------------------
                                        Notary Public




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COMMONWEALTH OF MASSACHUSETTS               )
                                            : ss.:
COUNTY OF WORCESTER                         )


               On the _____ day of ______________, 1998, before me personally came Patrick Hickey, to me known, who, being by me duly sworn, did depose and say that he is Treasurer of Staples the Office Superstore, Inc., one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.


                                           ------------------------------------
                                           Notary Public



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COMMONWEALTH OF MASSACHUSETTS               )
                                            : ss.:
COUNTY OF WORCESTER                         )


               On the ____ day of ___________, 1998, before me personally came Patrick Hickey, to me known, who, being by me duly sworn, did depose and say that he is Treasurer of Staples the Office Superstore East, Inc., one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.


                                       ------------------------------------
                                       Notary Public




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STATE OF NEW YORK          )
                           : ss.:
COUNTY OF NEW YORK         )


               On the _____ day of __________, 1998, before me personally came _____________________, to me known, who, being by me duly sworn, did depose and say that he is ______________________ of Marine Midland Bank, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.


                                        ------------------------------------
                                        Notary Public





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